AIG
                                MONEY MARKET FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 1996

                                   [AIG LOGO]

                                   ADVISED BY
                          AIG CAPITAL MANAGEMENT CORP.

THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS, OCTOBER 31, 1996


Dear Shareholder:

We are pleased to provide you with the annual report on the AIG Money Market Fund (the "Fund") for its fiscal year ending October 31, 1996. During the second half of the Fund's fiscal year, short term interest rates moved within a narrow range as conflicting or inconclusive economic statistics predominated.

The Federal Open Market Committee ("FOMC") held rates steady at its September meeting, as it has since lowered the Discount Rate and target Federal Funds rate by .25% at its January meeting, to 5.00% and 5.25%, respectively. Market observers were concerned that the FOMC would be forced to raise rates in order to blunt an economic upsurge. The FOMC kept rates the same, however, and its expectations of moderating growth appear to have been borne out. Growth in third quarter 1996 Gross Domestic Product ("GDP") was reported at 2.2 percent, less than half the 4.7 percent growth rate of the previous three months. Market opinion appears to have coalesced and an extended period of stable interest rates is projected.

Expectations of any interest rate moves may be confounded as evidence suggests the economy has cooled, but not so much as to lower the inflation rate. Capacity utilization remains high, but below worrisome levels. The Consumer Price Index has been within expectations, though the inflation rate has not declined substantially. Non-farm payroll growth has eased to more sustainable levels. The unemployment rate remains at levels conventional wisdom suggests will generate inflation pressures, but none are evident at this time. Early political polls were confirmed just after month end as the election returned a Republican Congress and a Democratic President. Public policy is, in our opinion, therefore unlikely to veer far from its current course.

AIG Capital Management Corp. ("AIGCM") remains optimistic about U.S. economic prospects in 1997. The Fund has slightly extended its Weighted Average Maturity ("WAM"), taking advantage of relative returns. We eye further extension warily as we believe a considerable amount of positive information has already been factored into current rates.

At present, the Fund maintains a shorter WAM than the average Prime Institutional Fund as reported by IBC/Donoghue, primarily attributable to its higher concentration in short term bank obligations and commercial paper. Over the coming quarters, the Fund's investments are expected to maintain, but not substantively lengthen, its WAM unless prospective market yields warrant an extension strategy. As always, the Fund continues to review all market factors, concrete economic statistics and anecdotal market psychology, with a focus on continuing to meet our shareholders' investment objectives. We are also pleased to announce that effective October 3, 1996, in addition to certain waivers and its agreement to reimburse certain expenses, as more fully disclosed in the prospectus, AIGCM began waiving 10 basis points (.10%) of its advisory fee, which should translate to improved returns for Fund shareholders.

Sincerely,

/S/ Daniel K. Kingsbury

Daniel K. Kingsbury
President
AIG Capital Management Corp.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

================================================================================


To the Shareholders and Trustees of
AIG Money Market Fund of
The Advisors' Inner Circle Fund:

     We have audited the accompanying statement of net assets of AIG Money Market Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIG Money Market Fund of The Advisors' Inner Circle Fund as of October 31, 1996, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, PA
December 6, 1996

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996
================================================================================
AIG MONEY MARKET FUND


--------------------------------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (77.8%)
--------------------------------------------------------------------------------
          Associates Corporation of North America
 $15,000    5.409,  11/19/96                    $ 14,960
          Bankers Trust New York
  10,000    5.794,  03/11/97                       9,797
          Bil North America
  15,000    5.404,  01/23/97                      14,816
          Chevron U.K. Investment PLC
  15,000    5.317,  11/07/96                      14,987
          Chiao Tung Bank
   5,000    5.474,  12/16/96                       4,966
   5,000    5.476,  01/17/97                       4,942
  10,000    5.576,  01/17/97                       9,883
          Clorox
  13,000    5.338,  12/02/96                      12,941
          Commerzbank U.S. Finance
   5,000    5.263,  11/20/96                       4,986
   9,200    5.762,  03/13/97                       9,011
          General Electric Capital Services
  15,000    5.301,  11/12/96                      14,976
          Glaxo Wellcome PLC (A)
  10,000    5.420,  12/13/96                       9,937
          Hertz
  10,000    5.307,  12/10/96                       9,943
          J.P. Morgan
   5,000    5.375,  12/10/96                       4,971
          Korea Development Bank
  15,000    5.516,  12/13/96                      14,905
          Merrill Lynch
  10,000    5.498,  11/18/96                       9,974
   5,000    5.573,  11/18/96                       4,987
   5,000    5.423,  01/21/97                       4,940
          Morgan Stanley Group
  19,000    5.701,  11/01/96                      19,000
          Northern States Power
  13,985    5.365,  12/23/96                      13,878
          Pacific Mutual Life Insurance
  19,400    5.273,  11/22/96                      19,341
          Rockwell International (A)
  15,000    5.276,  11/25/96                      14,948

--------------------------------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
--------------------------------------------------------------------------------
          Scotiabank - Bank of Nova Scotia
 $10,000    5.430,  12/13/96                     $ 9,937
          Telstra
  20,000    5.287,  11/13/96                      19,965
          Unilever Capital
  15,000    5.294,  11/25/96                      14,947
          USAA Capital
  15,000    5.366,  01/23/97                      14,817
--------------------------------------------------------------------------------
          TOTAL COMMERCIAL PAPER
            (Cost $302,755)                      302,755
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (2.6%)
--------------------------------------------------------------------------------
          Sumitomo Bank, Ltd.
  10,000    5.380,  11/15/96                      10,000
--------------------------------------------------------------------------------
          TOTAL CERTIFICATE OF DEPOSIT
            (Cost $10,000)                        10,000
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION (3.8%)
--------------------------------------------------------------------------------
          Federal Farm Credit Bank
  15,000    4.950,  03/03/97                      14,982
--------------------------------------------------------------------------------
          TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
            (Cost $14,982)                        14,982
--------------------------------------------------------------------------------
TIME DEPOSITS (16.3%)
--------------------------------------------------------------------------------
          Bayerische Landesbank Girozentrale
  18,290    5.719,  11/01/96                      18,290
          BHF-Bank
  15,000    5.625,  11/01/96                      15,000
          Credit Commercial De France
  15,000    5.625,  11/01/96                      15,000
          Sun Trust Bank, Atlanta
  15,000    5.625,  11/01/96                      15,000
--------------------------------------------------------------------------------
          TOTAL TIME DEPOSITS
            (Cost $63,290)                        63,290
--------------------------------------------------------------------------------
          TOTAL INVESTMENTS (100.5)
            (Cost $391,027)                      391,027
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
          Other Assets and Liabilities, Net       (1,778)

     The accompanying notes are an integral part of the financial statements

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996
================================================================================
AIG MONEY MARKET FUND (concluded)


--------------------------------------------------------------------------------

                                                  VALUE
                                                  (000)
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
          Portfolio Shares of Class A (unlimited
            authorization -- no par value)
            based on 253,862,721 outstanding
            shares of beneficial interest      $253,863
          Portfolio Shares of Class B (unlimited
            authorization -- no par value)
            based on 135,383,980 outstanding
            shares of beneficial interest       135,384
          Undistributed net investment
            income                                    3
          Accumulated net realized loss
            on investments                           (1)
--------------------------------------------------------------------------------
          TOTAL NET ASSETS (100.0%)            $389,249
--------------------------------------------------------------------------------
          Net Asset Value, Offering and Redemption
            Price Per Share -- Class A            $1.00
          Net Asset Value, Offering and Redemption
            Price Per Share -- Class B            $1.00

--------------------------------------------------------------------------------

(A) SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF DIRECTORS.
PLC -- PUBLIC LIMITED CORPORATION

     The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

================================================================================
                                                                    11/1/95 TO
                                                                     10/31/96
AIG MONEY MARKET FUND                                                   (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                           $24,446
                                                                      --------
     Total Investment Income                                           24,446
                                                                      --------

EXPENSES:
   Investment Advisory Fees                                             1,105
   Waiver of Investment Advisory Fees                                     (81)
   Administrative Fees                                                    425
   Waiver of Administrative Fees                                          (13)
   Custodian Fees                                                          55
   Professional Fees                                                       62
   Distribution Fees (1)                                                  397
   Transfer Agent Fees                                                     55
   Printing Fees                                                           19
   Trustee Fees                                                             5
   Registration and Filing Fees                                            27
   Insurance and Other Fees                                                27
   Amortization of Deferred Organizational Costs                            8
   Rating Fees                                                             27
                                                                      --------
       Total Expenses                                                   2,118
                                                                      --------
     Net Investment Income                                             22,328
                                                                      --------
NET REALIZED LOSS FROM SECURITIES SOLD                                     (1)
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $22,327
                                                                      ========

(1) DISTRIBUTION FEES ARE INCURRED BY THE CLASS B SHARES ONLY.

     The accompanying notes are an integral part of the financial statements


STATEMENT OF CHANGES IN NET ASSETS                                                        THE ADVISORS' INNER CIRCLE FUND


======================================================================================================================
                                                                                     11/1/95 TO             12/1/94 TO
                                                                                      10/31/96             10/31/95 (1)
AIG MONEY MARKET FUND                                                                    (000)                  (000)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                                                           $    22,328            $    17,596
   Net Realized Gain (Loss) on Securities                                                   (1)                     3
                                                                                   -----------            -----------
     Increase in Net Assets Resulting from Operations                                   22,327                 17,599
                                                                                   -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                                                                           (16,913)               (15,644)
     Class B                                                                            (5,415)                (1,952)
                                                                                   -----------            -----------
   Total Distributions                                                                 (22,328)               (17,596)
                                                                                   -----------            -----------
SHARE TRANSACTIONS (AT $1.00 PER SHARE):
   Class A
     Shares Issued                                                                  20,518,210             14,099,321
     Shares Issued in Lieu of Cash Distributions                                        16,941                 14,200
     Shares Redeemed                                                               (20,594,942)           (13,799,867)
                                                                                   -----------            -----------
       Net Class A Share Transactions                                                  (59,791)               313,654
                                                                                   -----------            -----------
   Class B
     Shares Issued                                                                     298,083                178,792
     Shares Issued in Lieu of Cash Distributions                                         5,368                  1,516
     Shares Redeemed                                                                  (288,549)               (59,826)
                                                                                   -----------            -----------
       Net Class B Share Transactions                                                   14,902                120,482
                                                                                   -----------            -----------
Increase (Decrease) in Net Assets From Share Transactions                              (44,889)               434,136
                                                                                   -----------            -----------
Total Increase (Decrease) in Net Assets                                                (44,890)               434,139
   Beginning of Period                                                                 434,139                     --
                                                                                   -----------            -----------
   End of Period                                                                   $   389,249            $   434,139
                                                                                   ===========            ===========

(1) THE AIG MONEY MARKET FUND CLASS A AND CLASS B COMMENCED OPERATIONS ON DECEMBER 1, 1994 AND FEBRUARY 16, 1995, RESPECTIVELY.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

     The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

================================================================================
For a Share Outstanding Throughout the Period

                                                                                                                        RATIO
                                                                                                           RATIO OF     OF NET
                  NET                                 NET                NET                    RATIO      EXPENSES     INCOME
                 ASSET              DISTRIBUTIONS    ASSET              ASSETS      RATIO       OF NET    TO AVERAGE  TO AVERAGE
                 VALUE      NET       FROM NET       VALUE               END     OF EXPENSES   INCOME      NET ASSETS  NET ASSETS
               BEGINNING INVESTMENT  INVESTMENT       END      TOTAL  OF PERIOD  TO AVERAGE   TO AVERAGE  (EXCLUDING  (EXCLUDING
               OF PERIOD   INCOME      INCOME      OF PERIOD  RETURN    (000)    NET ASSETS   NET ASSETS   WAIVERS)    WAIVERS)
               --------- ---------- -------------  ---------  ------  ---------  -----------  ---------- ----------- ----------
---------------------
AIG MONEY MARKET FUND
---------------------
   CLASS A (1)
     1996        $1.00     0.05       (0.05)        $1.00      5.26%   $253,865     0.39%        5.15%       0.41%       5.13%
     1995        $1.00     0.05       (0.05)        $1.00      5.75%*  $313,657     0.40%*       5.60%*      0.47%*      5.53%*
   CLASS B (1)
     1996        $1.00     0.05       (0.05)        $1.00      4.89%   $135,384     0.74%        4.79%       0.77%       4.76%
     1995        $1.00     0.04       (0.04)        $1.00      5.43%*  $120,482     0.75%*       5.18%*      0.85%*      5.08%*


  * Annualized
(1) The AIG Money Market Fund Class A and Class B commenced operations on December 1, 1994 and February 16, 1995, respectively.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1996
================================================================================

1.   ORGANIZATION:

     THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company with eight portfolios. The financial statements herein are those of one such portfolio, the AIG Money Market Fund (the "Fund"). The Fund is registered to offer two classes of shares: Class A and Class B. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectuses provide a description of the Fund's investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund.

         SECURITY VALUATION -- Investment securities are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

         FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

         SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold
         (trade date).Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

         NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

         REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

         EXPENSES -- Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized gains and losses of the Fund are allocated to the respective classes on the basis of the relative net asset value each day.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1996
================================================================================

         DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

         Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

         USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

     The Fund incurred organization costs of $33,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Organization costs include legal fees of approximately $21,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

     Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Financial Services Corporation. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.   ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

     The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services at an annual rate of .145% of the Fund's average daily net assets up to $100 million; .1125% of the Fund's average daily assets from $100 million up to and including $200 million; .07% of the Fund's average daily net assets from $200 million up to and including $450 million; and .05% of the Fund's average daily net assets over $450 million. In the agreement, the Administrator agreed to cap certain expenses of the portfolio. For the year ended October 31, 1996, the Administrator waived $13,000 to cap these expenses.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1996
================================================================================

     The Trust and SEI Financial Services Company ("SFS" or "the Distributor") have entered into a Distribution Agreement under which SFS acts as the Distributor of the Fund's shares. The Distributor receives no fees for its distribution services under this agreement.

     AIG Equity Sales Corp. serves as the Sub-Distributor and Shareholder Servicing Agent to the Fund. The Fund has adopted a Distribution Plan ("the Plan") relating to the Class B shares pursuant to the Investment Company Act of 1940, Rule 12b-1. The Plan provides for payment of fees to the Distributor at an annual rate of .35% of the average daily net assets of the Class B shares. Such fees are then paid to the Sub-Distributor for services provided.

     DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.   INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

     The Trust and AIG Capital Management Corp. (the "Advisor") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor receives an annual fee equal to .25% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive
 .10% of its fee, and to waive additional fees and/or reimburse certain expenses of the Portfolio in order to limit operating expenses to not more than .40% of the average daily net assets of Class A and not more than .75% of the average daily net assets of Class B. Fee waivers are voluntary and may be terminated at any time upon sixty days' written notice to the Fund.

     CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6.   CONCENTRATION OF CREDIT RISK:

     The Fund invests primarily in high quality money market instruments. The Fund maintains a diversified portfolio which currently has a concentration of assets in the banking industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in the banking industry.

                             NOTICE TO SHAREHOLDERS
                                       OF
                            THE AIG MONEY MARKET FUND
                  A SERIES OF THE ADVISORS' INNER CIRCLE TRUST
                                   (UNAUDITED)

For the shareholders that do not have an October 31, 1996 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1996 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1996, the Portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                       (A)                 (B)
                                    LONG TERM           ORDINARY              (C)
                                  CAPITAL GAIN           INCOME              TOTAL
                                  DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
       PORTFOLIO                   (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
       ------------               -------------       --------------     -------------
AIG Money Market Fund                  0%                 100%               100%

                                       (D)                 (E)                (F)
                                   QUALIFYING          TAX EXEMPT           FOREIGN
       PORTFOLIO                  DIVIDENDS(1)          INTEREST          TAX CREDIT
       ------------               ------------         ----------         ----------
AIG Money Market Fund                  0%                  0%                 0%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

 * ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE PORTFOLIO'S TOTAL DISTRIBUTIONS.

** ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE PORTFOLIO.

    INVESTMENT ADVISOR:
    AIG CAPITAL MANAGEMENT CORP.
    70 PINE STREET
    NEW YORK, NY 10270

    DISTRIBUTOR:
    SEI FINANCIAL SERVICES COMPANY
    530 EAST SWEDESFORD ROAD
    WAYNE, PA 19087-1658

    For information call: 1-800-845-3885













    This information must be preceded or accompanied by a current prospectus. AIG-F-005-03

                       THE ADVISORS' INNER CIRCLE FUND


                        CLOVER CAPITAL EQUITY VALUE FUND

                        CLOVER CAPITAL FIXED INCOME FUND

                      CLOVER CAPITAL SMALL CAP VALUE FUND


                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1996



                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                BY A CURRENT PROSPECTUS FOR EACH FUND DESCRIBED.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER CAPITAL EQUITY VALUE FUND

The Clover Capital Equity Value Fund utilizes a research driven, value oriented approach to equity investing. The Fund invests in equity and convertible securities which possess favorable valuation attributes relative to the stock market averages or the valuation characteristics of the company's stock in past years. Valuations are measured by a stock's price relative to the company's per share cash flows, revenues, book value, earnings and its liquidation value on the private market. Earnings and cash flow are normalized in the case of companies where profit margins are temporarily depressed and improvements are anticipated.

For the fiscal year ended October 31, 1996 the Equity Value Fund posted a total return of 16.5% versus a total return of 24.1% for the S&P 500 Composite Index. Energy, computer software, communication and electrical equipment sectors led market performance in 1996. A mid-year inflation scare gave way to a slow but stable economic outlook where companies with steady, reliable earnings streams were sought after by investors. Cyclical sectors such as home-building, trucking and steel lagged as investors searched for more recession proof opportunities.

The Fund's performance was lead by several of its retail, healthcare and industrial companies which offset the poor performance of a few of the Fund's computer software and electronic parts distribution companies. The relatively high cash balances maintained throughout the year also contributed somewhat to the Fund's underperformance.

Valuations for most common stocks persisted at or near record levels during the year with only a brief summer correction interrupting the market's climb. The Fund will continue to patiently search for value in out-of-favor sectors. Considering the past 15 years of torrid stock market gains which have driven the stock market averages to the current record high valuations, the Fund advisor believes that equity investing may become more challenging in the future. The Fund's investment philosophy and research based selectivity will become increasingly valuable in a slower growth environment.


COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
CLOVER CAPITAL EQUITY VALUE FUND, VERSUS THE S&P 500 COMPOSITE INDEX

Following are the plot points as depicted in the chart:

              Clover Capital Equity Value Fund        S&P 500 Composite Index
12/31/91                  $10,000                            $10,000
10/31/92                  $ 9,938                            $10,281
10/31/93                  $11,511                            $11,817
10/31/94                  $13,560                            $12,272
10/31/95                  $16,442                            $15,515
10/31/96                  $19,150                            $19,253

--------------------------------------
            TOTAL RETURN1
--------------------------------------
              ANNUALIZED    ANNUALIZED
  ONE YEAR      3 YEAR      INCEPTION
    RETURN      RETURN       TO DATE
--------------------------------------
    16.47%      18.49%        15.53%
--------------------------------------

[LINE GRAPH]

1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER CAPITAL FIXED INCOME FUND

The Clover Capital Fixed Income Fund produced a total rate of return for the fiscal year ended October 31, 1996 of 6.26%, outperforming the total rate of return posted by the Merrill Lynch Corporate/Government Mortgage Bond Index by 53 basis points.

For the fiscal year, interest rates, while exhibiting significant volatility, rose only modestly. Yields on two year Treasury notes rose .12% to end the period at 5.73%. Ten year Treasury issues rose .32% to yield 6.34% at period end while the thirty year Treasury, or long bond, finished the year at 6.64%, up
 .31%. Uncertainty over the direction of the U.S. economy and Federal Reserve Board policy caused yields to move somewhat higher through mid-year. However, reports of subdued economic growth and stable rates of inflation at both the consumer and wholesale level resulted in interest rates returning to levels only slightly above those posted at the start of the fiscal year.

The Fund's outperformance of the Merrill Lynch Corporate/Gov't./Mortgage Bond Index during the year was primarily a result of strong performance by our special situation bonds, such as convertible debentures, offset somewhat by our conservative positioning into Treasury's and high quality recession resistant corporate bonds.

Going forward, the Fund continues to operate as a market risk bond portfolio targeting sectors where we see value and attempting to avoid sectors and credits where risk does not justify participation while maintaining an intermediate maturity structure.


    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CLOVER CAPITAL FIXED INCOME FUND, VERSUS THE MERRILL LYNCH CORPORATE/GOV'T./ MORTGAGE BOND INDEX

Following are the plot points as depicted in the chart:

                                                     Merrill Lynch Corporate/
              Clover Capital Fixed Income Fund        Gov/t./Mortgage Index
12/31/91                  $10,000                            $10,000
10/31/92                  $10,582                            $10,596
10/31/93                  $12,002                            $11,869
10/31/94                  $11,582                            $11,440
10/31/95                  $13,350                            $13,247
10/31/96                  $14,186                            $14,006

--------------------------------------
            TOTAL RETURN1
--------------------------------------
              ANNUALIZED    ANNUALIZED
  ONE YEAR      3 YEAR      INCEPTION
    RETURN      RETURN       TO DATE
--------------------------------------
    6.26%        5.73%        7.87%
--------------------------------------

[LINE GRAPH]

1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER CAPITAL SMALL CAP VALUE FUND

The Clover Capital Small Cap Value Fund seeks attractive returns through investment in a diversified portfolio of stocks. This portfolio is focused on small capitalization companies with attractive stock valuations based on measures such as stock price relative to book value and cash flow. This sector of the public equities market has provided exceptional long term returns in the past, however short term behavior of these stocks may differ significantly from stock markets indices.

For the fiscal year ended October 31, 1996, the Small Cap Value Fund provided a total return of 8.97%, exceeding the benchmark Frank Russell 2000 Index return of 5.97%. These returns represent performance since February 28, 1996, which was the inception date of the Fund.

Fund performance was aided by the appreciation of stocks from a broad variety of sectors. Investment efforts were focused on small, undervalued and relatively obscure companies with reasonable prospects for share price appreciation. Although no industry sectors were specifically targeted for investment, depressed valuations in several sectors led to emphasis in those areas. Sectors which made significant contributions to fund performance included the retail, apparel/textile, and railroad sectors.

Looking ahead, the Fund will continue to consistently apply its core investment methodology. This involves isolation of individual companies with inexpensive share prices relative to their fundamental statistics and future operating potential. The Advisor believes that there is no value gained by attempting to forecast broad market movements, interest rates or macroeconomic changes, and therefore intends to keep levels of cash reasonably low at all times. Despite vigorous returns in the equity markets in the past year the Advisor was able to opportunistically purchase the shares of undervalued companies, and anticipates additional opportunities in the months ahead.



    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE CLOVER
       CAPITAL SMALL CAP VALUE FUND, VERSUS THE FRANK RUSSELL 2000 INDEX

Following are the plot points as depicted in the chart:

           Clover Capital Small Cap Value Fund        Frank Russell 2000 Index
 2/29/96                  $10,000                            $10,000
10/31/96                  $10,908                            $10,586

-------------------------
      TOTAL RETURN1
-------------------------
  ANNUALIZED  CUMULATIVE
  INCEPTION    INCEPTION
   TO DATE     TO DATE2
-------------------------
      13.60%    8.97%
-------------------------

1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. 2 The Clover Capital Small Cap Value Fund commenced operations on February 28, 1996.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund and Clover Capital Small Cap Value Fund of The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund and Clover Capital Small Cap Value Fund ("the Funds"), three of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund and Clover Capital Small Cap Value Fund of The Advisors' Inner Circle Fund as of October 31, 1996, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, PA
December 6, 1996

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                                          Market
                                                                           Value
CLOVER CAPITAL EQUITY VALUE FUND                             Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 73.1%
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.5%
   Comcast, Special, Cl A ............................      200,000     $ 2,950
                                                                        -------
COMMUNICATIONS EQUIPMENT -- 1.3%
   California Microwave* .............................       75,000       1,106
                                                                        -------
COMPUTERS & SERVICES -- 7.6%
   Marcam* ...........................................      280,700       3,439
   Sungard Data Systems* .............................       70,600       3,018
                                                                        -------
                                                                          6,457
                                                                        -------
ENTERTAINMENT -- 4.6%
   King World Productions* ...........................      110,000       3,960
                                                                        -------
FOOD, BEVERAGE & TOBACCO -- 6.5%
   Interstate Bakeries ...............................       50,000       2,119
   RJR Nabisco .......................................       60,000       1,733
   United Biscuits Holdings ADR ......................      500,000       1,690
                                                                        -------
                                                                          5,542
                                                                        -------
MEASURING DEVICES -- 1.8%
   Wheelabrator Technologies .........................      100,000       1,550
                                                                        -------
MEDICAL PRODUCTS & SERVICES -- 9.9%
   Medpartners * .....................................      344,850       7,285
   Salick Health Care* ...............................       27,500       1,100
                                                                        -------
                                                                          8,385
                                                                        -------
MISCELLANEOUS BUSINESS SERVICES -- 2.8%
   Advo ..............................................      166,400       2,350
                                                                        -------
PETROLEUM & FUEL PRODUCTS -- 1.9%
   Union Texas Petroleum .............................       75,000       1,603
                                                                        -------
PRINTING & PUBLISHING -- 1.4%
   American Greetings, Cl A ..........................       40,000       1,173
                                                                        -------
RAILROADS -- 6.5%
   Canadian National Railway .........................      200,000       5,500
                                                                        -------
RETAIL -- 8.8%
   Cash America International ........................      191,000       1,385
   Kroger* ...........................................       50,000       2,231
   Melville ..........................................       70,000       2,607
   Pier 1 Imports ....................................       89,250       1,249
                                                                        -------
                                                                          7,472
                                                                        -------
SEMI-CONDUCTORS/INSTRUMENTS -- 7.2%
   Amphenol, Cl A* ...................................      170,000       3,379

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                          Shares/Face     Market
                                                            Amount         Value
CLOVER CAPITAL EQUITY VALUE FUND                             (000)         (000)
--------------------------------------------------------------------------------
   Augat .............................................       85,000   $   2,337
   IEC Electronics* ..................................       75,000         450
                                                                        -------
                                                                          6,166
                                                                        -------
WHOLESALE -- 9.3%
   Avnet .............................................       80,000       4,030
   Pioneer Standard Electronics ......................      100,000       1,050
   Wyle Electronics ..................................       95,000       2,838
                                                                        -------
                                                                          7,918
                                                                        -------
TOTAL COMMON STOCK (Cost $53,729)                                        62,132
                                                                        -------

REAL ESTATE INVESTMENT TRUSTS -- 7.0%
   Manufactured Home Communities .....................       75,000       1,462
   Meditrust .........................................        9,259         333
   Public Storage PFD, Convertible to 1.6835 shares ..       31,000       1,209
   ROC Communities ...................................       50,000       1,219
   Storage Trust Realty ..............................       75,000       1,734
                                                                        -------
TOTAL REAL ESTATE INVESTMENT TRUSTS  (Cost $5,137) ...                    5,957
                                                                        -------

CONVERTIBLE BONDS -- 0.7%
   Meditrust, Convertible to 27.6396 Shares
        7.500%, 03/01/01 .............................     $    600         621
                                                                        -------
TOTAL CONVERTIBLE BONDS (Cost $590) ..................                      621
                                                                        -------

CORPORATE OBLIGATIONS -- 3.7%
   Canandaigua Wine
        8.750%, 12/15/03 .............................        1,500       1,429
   Service Merchandise Callable 12/15/97 @ 104.50
        9.000%, 12/15/04 .............................        2,000       1,685
                                                                        -------
TOTAL CORPORATE OBLIGATIONS (Cost $3,110) ............                    3,114
                                                                        -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
   Federal Home Loan Bank  (A)
        4.059%, 02/14/97 .............................        1,000       1,000
        5.330%, 02/14/97 .............................        1,000         998
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,995) .....................................                    1,998
                                                                         -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                             Face         Market
                                                            Amount         Value
CLOVER CAPITAL EQUITY VALUE FUND                             (000)         (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 12.3%
   Lehman Brothers, 5.07%, dated 10/31/96,
     matures 11/01/96, repurchase price
     $10,485 (collateralized by U.S. Treasury
     Bond, par value $10,547, 7.500%,
     matures 01/31/97: market value $10,800) .........      $10,484    $  10,484
                                                                       ---------
TOTAL REPURCHASE AGREEMENT (Cost $10,484) ............                    10,484
                                                                       ---------
TOTAL INVESTMENTS (COST $75,045) -- 99.1% ............                    84,306
                                                                       ---------
OTHER ASSETS AND LIABILITIES, NET -- 0.9% ............                       744
                                                                       ---------

NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 5,249,344 outstanding shares of beneficial interest         71,765
   Undistributed net investment income ...............                        57
   Accumulated net realized gain on investments ......                     3,967
   Net unrealized appreciation on investments ........                     9,261
                                                                       ---------
TOTAL NET ASSETS-- 100.0%                                                 85,050
                                                                       =========
   Net Asset Value, Offering Price and Redemption Price Per Share      $   16.20
                                                                       =========

* NON-INCOME PRODUCING SECURITY
(A) VARIABLE RATE SECURITY - THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1996.
ADR - AMERICAN DEPOSITORY RECEIPT
CL - CLASS
PFD - PREFERRED

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                             Face         Market
                                                            Amount         Value
CLOVER CAPITAL FIXED INCOME FUND                             (000)         (000)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 48.9%
   Abbott Laboratories
        5.600%, 10/01/03 .............................       $700        $  664
   Anheuser Busch
        6.750%, 08/01/03 .............................        750           758
   Bass America
        6.750%, 08/01/99 .............................        450           456
   Canandaigua Wine
        8.750%, 12/15/03 .............................        850           810
   Commonwealth Edison
        5.750%, 11/01/96 .............................        400           400
   Dayton Hudson
        7.500%, 03/01/99 .............................        500           512
   Detroit Edison
        6.560%, 05/01/01 .............................        500           501
   Eli Lilly
        6.250%, 03/15/03 .............................        750           734
   Florida Power & Light
        5.500%, 07/01/99 .............................        800           784
   General Motors Acceptance
        7.750%, 01/15/99 .............................        400           412
   Grand Metro Investment
        6.500%, 09/15/99 .............................        250           252
   Masco
        6.125%, 09/15/03 .............................        200           192
   Mattel
        6.750%, 05/15/00 .............................        350           352
   McGraw-Hill
        9.430%, 09/01/00 .............................        600           658
   Northern Illinois Gas
        5.875%, 05/01/00 .............................        400           391
   Private Export Funding
        6.620%, 10/01/05 .............................        250           249
   Texaco Capital MTN
        7.420%, 07/15/02 .............................        500           523
   Union Electric
        5.500%, 03/01/97 .............................        250           250
   Walt Disney
        6.375%, 03/30/01 .............................        750           749
                                                                         ------
TOTAL CORPORATE OBLIGATIONS  (Cost $9,650) ...........                    9,647
                                                                         ------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES -- 18.9%
   Federal Home Loan Mortgage Corporation, REMIC,
     Series 1546, Cl H
        7.000%, 12/15/22 .............................        390           376
   Federal Home Loan Mortgage Corporation, Pool # 252641
        8.000%, 07/01/07 .............................         79            81

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                             Face         Market
                                                            Amount         Value
CLOVER CAPITAL FIXED INCOME FUND                             (000)         (000)
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corporation, Pool # 277449
        8.500%, 09/01/09 .............................     $   78       $    81
   Federal National Mortgage Association, REMIC,
     Series 1993-95, Cl PE
        6.500%, 10/25/07 .............................        750           752
   Federal National Mortgage Association, REMIC,
     Series G93-21, Cl VE
        6.600%, 11/25/07 .............................        184           178
   Federal National Mortgage Association, REMIC
     Series 1993-118 G
        6.500%, 11/25/06 .............................      1,000         1,002
   Government National Mortgage Association, Pool # 13125
        8.000%, 10/15/06 .............................         39            41
   Government National Mortgage Association, Pool # 187899
        8.000%, 05/15/17 .............................        259           265
   Government National Mortgage Association, Pool # 196477
       10.000%, 04/15/10 .............................        112           121
   Government National Mortgage Association, Pool # 202886
        8.000%, 03/15/17 .............................        269           275
   Government National Mortgage Association, Pool # 221235
        8.500%, 07/15/17 ..............................       100           105
   Government National Mortgage Association, Pool # 331786
        8.000%, 08/15/22 .............................        438           448
                                                                        -------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  (Cost $3,726)           3,725
                                                                        -------

U.S. TREASURY OBLIGATIONS -- 22.2%
   U.S. Treasury Notes
        7.500%, 11/15/01 .............................        100           106
        7.250%, 05/15/04 .............................        650           688
        7.500%, 02/15/05 .............................        300           323
        6.500%, 05/15/05 .............................        550           556
        6.500%, 08/15/05 .............................        500           505
   U.S. Treasury Bonds
        9.375%, 02/15/06 .............................        400           485
        7.500%, 11/15/16 .............................        550           596
        8.000%, 11/15/21 .............................        750           862
        7.250%, 08/15/22 .............................        250           265
                                                                        -------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,246) ........                    4,386
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                             Face         Market
                                                            Amount         Value
CLOVER CAPITAL FIXED INCOME FUND                             (000)         (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
   Federal Home Loan Bank (A)
        4.059%, 02/14/97 .............................       $250      $    250
   Federal National Mortgage Association, MTN
        6.250%, 01/14/04 .............................        250           243
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS  (Cost $478)                       493
                                                                       --------

CONVERTIBLE BONDS -- 3.0%
   Meditrust, Convertible to 27.6396 Shares
        7.500%, 03/01/01 .............................        570           590
                                                                       ---------
TOTAL CONVERTIBLE BONDS (Cost $575) ..................                      590
                                                                       ---------

REPURCHASE AGREEMENT -- 3.0%
   Lehman Brothers, 5.07%, dated 10/31/96,
     matures 11/01/96, repurchase price
     $589 (collateralized by U.S. Treasury
     Bond, par value $593, 7.500%,
     matures 01/31/97: market value $607) ............        589           589
                                                                       --------
TOTAL REPURCHASE AGREEMENT (Cost $589) ...............                      589
                                                                       --------
TOTAL INVESTMENTS (COST $19,264) -- 98.5% ............                   19,430
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET -- 1.5% ............                      301
                                                                       --------

NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 2,002,637 outstanding shares of beneficial interest        19,358
   Undistributed net investment income ...............                       11
   Accumulated net realized gain on investments ......                      196
   Net unrealized appreciation on investments ........                      166
                                                                       --------
TOTAL NET ASSETS-- 100.0%                                                19,731
                                                                       ========
   Net Asset Value, Offering and Redemption Price Per Share            $   9.85
                                                                       ========
(A) VARIABLE RATE SECURITY--THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1996.

CL -- CLASS
MTN -- MEDIUM TERM NOTE
REMIC -- REAL ESTATE MORTGAGE INVESTMENT CONDUIT
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                                          Market
                                                                           Value
CLOVER CAPITAL SMALL CAP VALUE FUND                         Shares         (000)
--------------------------------------------------------------------------------

COMMON STOCK -- 92.6%
AIR TRANSPORTATION -- 0.2%
   Petroleum Helicopters .............................        600         $  10
                                                                          -----
APPAREL/TEXTILES -- 6.6%
   Crown Crafts ......................................      8,000            77
   Dyersburg .........................................      1,500             9
   Fredericks of Hollywood, Cl B .....................      6,200            24
   Interface, Cl A ...................................      1,900            32
   Kellwood ..........................................      4,700            85
   Quaker Fabric* ....................................      1,900            20
   Westpoint Stevens * ...............................      1,400            37
   Worldtex* .........................................      1,400            11
                                                                          -----
                                                                            295
                                                                          -----
AUTOMOTIVE -- 1.2%
   Harvard Industries* ...............................        400             4
   R & B * ...........................................      6,400            52
                                                                          -----
                                                                             56
                                                                          -----
BEAUTY PRODUCTS -- 2.1%
   Jean Philippe Fragrances* .........................     14,000            93
                                                                          -----
BROADCASTING, NEWSPAPERS & ADVERTISING -- 3.4%
   Comcast, Special, Cl A ............................     10,300           152
                                                                          -----
BUILDING & CONSTRUCTION -- 1.5%
   M/I Schottenstein Homes * .........................      7,800            69
                                                                          -----
BUILDING & CONSTRUCTION SUPPLIES -- 1.1%
   International Aluminum ............................      2,000            49
                                                                          -----
CHEMICALS -- 2.8%
   Envirodyne Industries * ...........................     16,900            70
   Pioneer, Cl A* ....................................     11,400            57
                                                                          -----
                                                                            127
                                                                          -----
COAL MINING -- 0.3%
   Ashland Coal ......................................        500            12
                                                                          -----
COMMUNICATIONS EQUIPMENT -- 3.5%
   Aseco* ............................................      9,400            74
   California Microwave* .............................      5,500            81
                                                                          -----
                                                                            155
                                                                          -----
COMPUTERS & SERVICES -- 12.9%
   American List .....................................      1,800            50
   Key Tronic* .......................................      5,300            41
   Marcam* ...........................................     18,000           221
   Mentor Graphics* ..................................      8,000            68
   Metatec, Cl A* ....................................     10,900            79
   Proxima* ..........................................      3,100            46
   Sequent Computer Systems* .........................      5,200            77
                                                                          -----
                                                                            582
                                                                          -----

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                                          Market
                                                                           Value
CLOVER CAPITAL SMALL CAP VALUE FUND                         Shares         (000)
--------------------------------------------------------------------------------
CONCRETE & MINERAL PRODUCTS -- 0.2%
   Green (A.P.) Industries ...........................      1,000       $    10
                                                                        -------
ENVIRONMENTAL SERVICES -- 1.4%
   Harding Lawson Associates Group* ..................      8,100            55
   International Technology* .........................      3,000             7
                                                                        -------
                                                                             62
                                                                        -------
FOOD, BEVERAGE & TOBACCO -- 4.3%
   Canandaigua Wine, Cl A* ...........................      3,100            70
   Chock Full O'Nuts * ...............................     13,100            62
   J & J Snack Foods* ................................      4,000            44
   John B. Sanfilippo & Son* .........................        900             5
   Orange-Co .........................................      1,300            10
                                                                        -------
                                                                            191
                                                                        -------
INSURANCE -- 2.9%
   Fremont General ...................................      1,900            56
   Presidential Life .................................      1,400            16
   Rightchoice Managed Care* .........................      3,400            34
   Stewart Information Services ......................      1,000            22
                                                                        -------
                                                                            128
                                                                        -------
LEISURE PRODUCTS -- 0.1%
   Aldila* ...........................................      1,300             5
                                                                        -------
MACHINERY -- 2.8%
   Gehl* .............................................      1,100             9
   Goulds Pumps ......................................      2,000            46
   Interlake * .......................................     10,500            35
   NACCO Industries, Cl A ............................        800            37
                                                                        -------
                                                                            127
                                                                        -------
MEDICAL PRODUCTS & SERVICES -- 1.2%
   Hanger Orthopedic Group * .........................      6,900            44
   Mine Safety Appliances ............................        200            10
                                                                        -------
                                                                             54
                                                                        -------
MISCELLANEOUS BUSINESS SERVICES -- 5.3%
   ACX Technologies* .................................        400             7
   Advo ..............................................     12,400           175
   Isomedix* .........................................      2,100            29
   Pitt Des Moines ...................................        700            28
                                                                        -------
                                                                            239
                                                                        -------
OFFICE FURNITURE & FIXTURES -- 0.2%
   Tab Products ......................................      1,000             8
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                                          Market
                                                                           Value
CLOVER CAPITAL SMALL CAP VALUE FUND                         Shares         (000)
--------------------------------------------------------------------------------

PAPER & PAPER PRODUCTS -- 1.4%
   Mail-Well * .......................................      4,700       $    65
                                                                        -------
PETROLEUM & FUEL PRODUCTS -- 1.8%
   Bellwether Exploration * ..........................      8,900            60
   ICO ...............................................      3,700            23
                                                                        -------
                                                                             83
                                                                        -------
PRINTING & PUBLISHING -- 0.2%
   Hollinger International, Cl A .....................        650             8
                                                                        -------
PROFESSIONAL SERVICES -- 4.7%
   Acmat, Cl A* ......................................        700            10
   Baker (Michael)* ..................................     14,500            83
   Children's Discovery Centers* .....................     15,400            90
   Dynamics Research* ................................      1,000             9
   URS* ..............................................      2,100            18
                                                                        -------
                                                                            210
                                                                        -------
RAILROADS -- 1.8%
   Canadian National Railway .........................      3,000            83
                                                                        -------
RETAIL -- 12.9%
   Cash America International ........................     18,000           130
   Davco Restaurants* ................................      4,200            39
   Designs * .........................................      9,000            54
   Eljer Industries * ................................      6,600            73
   Elxsi* ............................................     10,000            50
   Hi-Lo Automotive * ................................     16,000            42
   Marsh Super Markets ...............................        900             9
   Movie Gallery* ....................................      5,000            68
   Payless Cashways* .................................     19,700            37
   Piccadilly Cafeterias .............................      2,300            20
   Pier 1 Imports ....................................      3,400            48
   Reeds Jewelers* ...................................        900             7
   Shopko Stores .....................................        250             4
                                                                        -------
                                                                            581
                                                                        -------
SEMI-CONDUCTORS/INSTRUMENTS -- 6.0%
   Exar* .............................................      6,000            82
   IEC Electronics* ..................................     19,200           115
   VLSI Technology* ..................................      4,100            71
                                                                        -------
                                                                            268
                                                                        -------
STEEL & STEEL WORKS -- 0.1%
   National Steel, Cl B* .............................        550             5
                                                                        -------
TRANSPORTATION SERVICES -- 0.2%
   PLM International * ...............................      3,000             9
                                                                        -------

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                         Shares/Face      Market
                                                           Amount          Value
CLOVER CAPITAL SMALL CAP VALUE FUND                        (000)           (000)
--------------------------------------------------------------------------------
TRUCKING -- 2.1%
   Builders Transport* ...............................     10,300       $    49
   Celadon Group * ...................................      4,500            39
   Trism* ............................................      1,100             5
                                                                        -------
                                                                             93
                                                                        -------
WHOLESALE -- 7.4%
   Cameron Ashley Building Products* .................      2,000            27
   JPE* ..............................................      7,800            64
   Pioneer Standard Electronics ......................      6,500            68
   Software Spectrum* ................................        700            19
   Syncor International* .............................      2,100            19
   Wyle Electronics ..................................      4,600           137
                                                                        -------
                                                                            334
                                                                        -------
TOTAL COMMON STOCK  (Cost $4,093) ....................                    4,163
                                                                        -------

REAL ESTATE INVESTMENT TRUST -- 2.0%
   Storage Trust Realty ..............................      3,800            88
                                                                        -------
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $81) ........                       88
                                                                        -------

REPURCHASE AGREEMENT -- 5.1%
   Lehman Brothers, 5.07%, dated 10/31/96,
     matures 11/01/96, repurchase price
     $231 (collateralized by U.S. Treasury
     Bond, par value $232, 7.500%,
     matures 01/31/97: market value $238) ............       $231           231
                                                                        -------
TOTAL REPURCHASE AGREEMENT (Cost $231) ...............                      231
                                                                        -------
TOTAL INVESTMENTS (COST $4,405) -- 99.7% .............                    4,482
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET -- 0.3% ............                       13
                                                                        -------

NET ASSETS:
   Portfolio Shares (unlimited authorization -- no par
     value) based on 413,539 outstanding shares of
     beneficial interest ............................                     4,355
   Accumulated net realized gain on investments .....                        63
   Net unrealized appreciation on investments .......                        77
                                                                        -------
TOTAL NET ASSETS -- 100.0%                                                4,495
                                                                        =======
   Net Asset Value, Offering and Redemption Price Per Share              $10.87
                                                                        =======

* NON-INCOME PRODUCING SECURITY
CL - CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND


                                                       CLOVER CAPITAL      CLOVER CAPITAL       CLOVER CAPITAL
                                                        EQUITY VALUE        FIXED INCOME        SMALL CAP VALUE
                                                            FUND                FUND                 FUND
                                                       --------------      --------------        ---------------
                                                          11/01/95            11/01/95              02/28/96(1)
                                                        TO 10/31/96          TO 10/31/96           TO 10/31/96
                                                            (000)               (000)                 (000)
----------------------------------------------------------------------------------------------------------------
Investment income:
      Dividend income .................................   $  899            $     --                 $  13
      Interest income .................................      772                1,166                   10
----------------------------------------------------------------------------------------------------------------
          Total Investment Income .....................    1,671                1,166                   23
----------------------------------------------------------------------------------------------------------------
Expenses:
      Investment advisory fees ........................      511                   77                   14
      Investment advisory fee waiver ..................      (73)                 (53)                 (14)
      Contributions by adviser ........................       --                   --                  (52)
      Administrator fees ..............................      138                   50                   34
      Custodian fees ..................................        8                    6                    2
      Transfer agent fees .............................       81                   18                   10
      Professional fees ...............................       18                   14                   13
      Trustee fees ....................................        6                    6                    3
      Registration fees ...............................       34                    9                    9
      Printing fees ...................................       29                    8                    2
      Pricing fees ....................................        1                   --                    1
      Insurance and other fees ........................        5                    1                   --
      Amortization of deferred organizational costs ...        2                    1                    1
----------------------------------------------------------------------------------------------------------------
          Total expenses ..............................      760                  137                   23
----------------------------------------------------------------------------------------------------------------
          Net investment income .......................      911                1,029                   --
----------------------------------------------------------------------------------------------------------------
      Net realized gain from securities sold ..........    3,967                  208                   67
      Net unrealized appreciation (depreciation)
         of investment securities .....................    5,039                 (166)                  77
----------------------------------------------------------------------------------------------------------------
              Net realized and unrealized gain
                 on investments ......................     9,006                   42                  144
----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations .............................    $9,917               $1,071                 $144
================================================================================================================

AMOUNTS DESIGNED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) THE CLOVER CAPITAL SMALL CAP VALUE FUND COMMENCED OPERATIONS ON FEBRUARY 28, 1996.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

                                         CLOVER CAPITAL            CLOVER CAPITAL        CLOVER CAPITAL
                                          EQUITY VALUE              FIXED INCOME        SMALL CAP VALUE
                                              FUND                      FUND                  FUND
                                    ------------------------  ------------------------  ---------------
                                      11/01/95     11/01/94     11/01/95     11/01/94       02/28/96
                                    TO 10/31/96  TO 10/31/95  TO 10/31/96  TO 10/31/95    TO 10/31/96
                                       (000)        (000)        (000)         (000)          (000)
-------------------------------------------------------------------------------------------------------
Investment activities:
  Net investment income ..........  $    911      $   686     $  1,029     $   699          $   --
  Net realized gain from
     securities sold .............     3,967        4,206          208          76              67
  Net unrealized appreciation
     (Depreciation) of investment
     securities ..................     5,039        1,800         (166)        823              77
-------------------------------------------------------------------------------------------------------
  Net increase in
     Net assets resulting from
     operations ..................     9,917        6,692        1,071       1,598             144
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Net investment income ..........      (992)        (602)      (1,030)       (696)             (4)
  Capital gains ..................    (4,207)      (1,755)         (76)        (24)              --
-------------------------------------------------------------------------------------------------------
        Total distributions           (5,199)      (2,357)      (1,106)       (720)             (4)
-------------------------------------------------------------------------------------------------------
Capital share transactions:
  Shares issued ..................    35,078       23,522        8,594       5,633           4,664
  Shares issued in lieu of
     cash distributions ..........     5,130        2,339        1,094         588               3
  Shares redeemed ................   (11,523)      (3,798)      (4,607)     (2,176)           (312)
-------------------------------------------------------------------------------------------------------
  Increase in net assets
     derived from capital
     share transactions ..........    28,685       22,063        5,081       4,045           4,355
-------------------------------------------------------------------------------------------------------
     Total increase in net asset..    33,403       26,398        5,046       4,923           4,495
-------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period ...........    51,647       25,249       14,685       9,762              --
-------------------------------------------------------------------------------------------------------
   End of period .................   $85,050      $51,647      $19,731     $14,685          $4,495
=======================================================================================================
Shares issued and redeemed:
   Issued ........................     2,281        1,618          877         583             442
   Issued in lieu of cash
      distributions ..............       349          179          112          62               1
   Redeemed ......................      (758)        (257)        (471)       (228)            (29)
-------------------------------------------------------------------------------------------------------
   Net Increase in share
      transactions ...............     1,872        1,540          518         417             414
=======================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

The accompanying notes are an integral part of the financial statements.

This page is left intentionally blank.

FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout the Period

               NET                                                                NET
              ASSET                REALIZED AND    DISTRIBUTIONS  DISTRIBUTIONS  ASSET
              VALUE        NET      UNREALIZED       FROM NET         FROM       VALUE
            BEGINNING  INVESTMENT GAINS OR (LOSSES) INVESTMENT       CAPITAL      END       TOTAL
            OF PERIOD    INCOME    ON SECURITIES      INCOME          GAINS    OF PERIOD  RETURN(4)
---------------------------------------------------------------------------------------------------------
CLOVER CAPITAL EQUITY VALUE FUND
---------------------------------------------------------------------------------------------------------
  1996       $15.29       0.19          2.15         (0.22)          (1.21)      $16.20     16.47%
  1995       $13.74       0.24          2.46         (0.22)          (0.93)      $15.29     21.25%
  1994       $11.94       0.08          2.01         (0.08)          (0.21)      $13.74     17.80%
  1993       $10.45       0.10          1.54         (0.10)          (0.05)      $11.94     15.83%
  1992(1)    $10.00       0.10          0.44         (0.09)            --        $10.45      5.94%*

CLOVER CAPITAL FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------
  1996       $ 9.89       0.59          0.01         (0.59)          (0.05)      $ 9.85      6.26%
  1995       $ 9.14       0.58          0.77         (0.58)          (0.02)      $ 9.89     15.27%
  1994       $10.85       0.57         (0.92)        (0.57)          (0.79)      $ 9.14     (3.54)%
  1993       $10.23       0.61          0.72         (0.61)          (0.10)      $10.85     13.40%
  1992(1)    $10.00       0.56          0.23         (0.56)            --        $10.23      9.05%*

CLOVER CAPITAL SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
  1996(2)    $10.00       0.02          0.88         (0.03)            --         10.87      8.97%

                                                 THE ADVISORS' INNER CIRCLE FUND

                                                                         RATIO OF
                                                            RATIO       NET INCOME
                                                         OF EXPENSES     OR (LOSS)
                     NET                      RATIO      TO AVERAGE     TO AVERAGE
                    ASSETS      RATIO     OF NET INCOME  NET ASSETS     NET ASSETS
                     END     OF EXPENSES    OR (LOSS)    (EXCLUDING     (EXCLUDING       PORTFOLIO    AVERAGE
                  OF PERIOD  TO AVERAGE    TO AVERAGE    WAIVERS AND    WAIVERS AND      TURNOVER   COMMISSION
                    (000)    NET ASSETS    NET ASSETS  CONTRIBUTIONS)  CONTRIBUTIONS)      RATE       RATE(3)
---------------------------------------------------------------------------------------------------------------
CLOVER CAPITAL EQUITY VALUE FUND
--------------------------------
  1996            $85,050        1.10%        1.32%         1.21%          1.21%          51.36%       $0.0577
  1995            $51,647        1.10%        1.82%         1.20%          1.72%          84.76%         N/A
  1994            $25,249        1.14%        0.71%         1.30%          0.55%          58.44%         N/A
  1993            $15,070        1.18%        0.89%         1.51%          0.56%          82.51%         N/A
  1992(1)         $ 9,005        1.20%*       1.15%*        2.09%*         0.26%*         31.00%         N/A

CLOVER CAPITAL FIXED INCOME FUND
--------------------------------
  1996            $19,731        0.80%        6.00%         1.11%          5.69%          24.52%         N/A
  1995            $14,685        0.80%        6.13%         1.40%          5.53%          35.84%         N/A
  1994            $ 9,762        0.80%        5.88%         1.46%          5.22%          11.11%         N/A
  1993            $ 7,966        0.78%        5.62%         1.29%          5.11%          68.61%         N/A
  1992(1)         $ 8,982        0.80%*       6.28%*        1.76%*         5.32%*        113.00%         N/A

CLOVER CAPITAL SMALL CAP VALUE FUND
-----------------------------------
  1996(2)         $ 4,495        1.40%*      (0.03)%*       5.29%*        (3.92)%*        14.17%        0.0470

 * ANNUALIZED
(1) THE CLOVER CAPITAL FIXED INCOME FUND AND THE CLOVER CAPITAL EQUITY VALUE FUND COMMENCED OPERATIONS ON DECEMBER 6, 1991.
(2) THE CLOVER CAPITAL SMALL CAP VALUE FUND COMMENCED OPERATIONS ON
    FEBRUARY 28, 1996.
(3) AVERAGE COMMISSION RATE PAID PER SHARE FOR THE SECURITY PURCHASES AND SALES MADE DURING THE PERIOD.
(4) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(5) ANNUALIZED RETURN FOR THE CLOVER CAPITAL SMALL CAPITAL VALUE FUND IS 13.60%.



     The accompaning notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eight portfolios. The financial statements included herein are those of the Clover Capital Equity Value Fund, the Clover Capital Fixed Income Fund, and the Clover Capital Small Cap Value Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of the default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

     EXPENSES -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid quarterly to Shareholders for the Equity Value Fund and declared daily and paid monthly for the Fixed Income Fund. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies," $41,471, $11,556, and $4,283 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the Clover Capital Equity Value, Clover Capital Fixed Income, and Clover Capital Small Cap Value Funds, respectively, as of October 31, 1996 have been reclassified between the Funds' accumulated net realized gains/losses and undistributed net income accounts, as appropriate. The reclassifications had no effect on net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Clover Capital Equity Value Fund, the Clover Capital Fixed Income Fund, and the Clover Capital Small Cap Value Fund incurred organization costs of approximately $17,000, $14,000 and $18,000, respectively. These costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. These costs include legal fees of approximately $7,000 for the Clover Capital Equity Value Fund and the Clover Capital Fixed Income Fund and $13,000 for the Clover Capital Small Cap Value Fund for organizational work performed by a law firm of which a trustee of the trust is a partner and two officers of the Fund are partners. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Financial Services Company (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There is a minimum annual fee of $50,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration Agreement.

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and Clover Capital Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .74% of the average daily net assets of the Equity Value Fund, .45% of the average daily net assets of the Fixed Income Fund and .85% of the average daily net assets of the Small Cap Value Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the expenses of the Funds) in order to limit operating expenses to not more than 1.20% of the average daily net assets for net assets below $20 million and to not more than 1.10% for net assets of $20 million or more for the Equity Value Fund. Operating expenses for the Fixed Income Fund are limited to not more than .80% of the average daily net assets for net assets below $20 million and to not more than
 .75% for net assets of $20 million or more. Operating expenses for the Small Cap Value Fund are limited to 1.40% of the Portfolio's average daily net assets. Fee waivers and expense reimbursements are volun-tarily and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1996, are as follows:

                            EQUITY VALUE      FIXED INCOME       SMALL CAP
                                FUND              FUND          VALUE FUND
                                (000)             (000)            (000)
                            ------------      ------------      -----------
Purchases
   Government .......         $    --            $3,353           $   --
   Other                       45,186             5,137            4,428
Sales
   Government .......         $    --            $1,939           $   --
   Other                       30,871             2,011              320

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

At October 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1996 is as follows:

                                        EQUITY VALUE      FIXED INCOME       SMALL CAP
                                            FUND              FUND          VALUE FUND
                                           (000)             (000)            (000)
                                        ------------      ------------      ----------
Aggregate gross unrealized appreciation   $12,380            $ 315             $374
Aggregate gross unrealized depreciation    (3,119)            (149)            (297)
                                        ------------      ------------      ----------
Net unrealized appreciation              $  9,261            $ 166             $ 77
                                        ============      ============      ==========

7. CONCENTRATION OF CREDIT RISK:

The Fixed Income Fund invests primarily in fixed income securities which are rated in the top four rating categories by either Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if not rated, determined by the Adviser to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

The summary of credit quality rating for securities held by the Fund at October 31, 1996 is as follows:

                                   S&P                       MOODY'S
                           -------------------         -------------------
     Bonds:                AAA           52.1%         Aaa           51.2%
                            AA           15.0%          Aa            9.2%
                             A           14.1%           A           27.7%
                           BBB            8.7%         Baa            7.7%
                             B            4.2%           B            4.2%
                            NR            5.9%          NR            --
                                       -------                     -------
                                        100.0%                      100.0%

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

For the shareholders that do not have an October 31, 1996 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1996 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1996, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                               (A)                (B)
                                            LONG TERM          ORDINARY             (C)
                                          CAPITAL GAIN          INCOME             TOTAL
                                          DISTRIBUTIONS      DISTRIBUTIONS     DISTRIBUTIONS
            PORTFOLIO                      (TAX BASIS)        (TAX BASIS)       (TAX BASIS)
            ----------                    -------------      -------------     -------------
Clover Capital Fixed Income Fund ....           1%                 99%               100%
Clover Capital Equity Value Fund ....          61%                 39%               100%
Clover Capital Small Cap Value Fund .           0%                100%               100%

                                               (D)                (E)               (F)
                                           QUALIFYING         TAX EXEMPT          FOREIGN
            PORTFOLIO                     DIVIDENDS(1)         INTEREST         TAX CREDIT
            ----------                    ------------        ----------        ----------
Clover Capital Fixed Income Fund ....           0%                  0%                 0%
Clover Capital Equity Value Fund ....          58%                  0%                 0%
Clover Capital Small Cap Value Fund .          14%                  0%                 0%

-------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

CLO-F-018-04

                        THE ADVISORS' INNER CIRCLE FUND

                             HGK FIXED INCOME FUND

                         ANNUAL REPORT TO SHAREHOLDERS

                             AS OF OCTOBER 31, 1996

                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                 BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman Brothers Government/Corporate Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the Index, while adding value through the overweighting of particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities, investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a total return for the period ending October 31, 1996 of 4.29% (net of fees) versus a total return of 5.39% for the Lehman Brothers Government/Corporate Index. The Fund has also grown to over $12.5 million in assets.

Bond market conditions were extremely volatile throughout this period, with interest rates declining from November through January, rising sharply from February to early July, then recovering most of this lost ground from mid-July through October. As an example of this volatility, the yield on the 10 year U.S. Treasury began the period on 11/1/95 at a yield of 5.98%, dropped to a low of 5.52% on 1/18/96, reached a high of 7.05% on 7/8/96 and steadily declined to 6.34% on 10/31/96.

This roller coaster ride in interest rates can be attributed to stronger than expected economic growth in the first and second quarters, particularly in the labor market and housing sector, which fueled speculation that an increase in inflationary pressures and a Federal Reserve rate hike were a foregone conclusion. HGK perceived the strength in the economy as unsustainable, particularly in light of high consumer debt loads, and remained firm in our opinion that the tight labor market would not trigger an uptick in inflation and that any Federal Reserve action was neither warranted nor imminent. Our view proved accurate in the third quarter, as growth in the labor market slowed, inflation came in at lower levels than 1995, and the Federal Reserve remained on hold. This favorable economic environment, coupled with the market's expectation that the status quo in the White House and Congress will lead to progress towards an agreement on a balanced budget, fueled the fall rally in the bond market. While the duration of the Fund was longer than the benchmark for this entire period, adversely affecting performance, we have used the recent rally to return to a more neutral duration posture, as we expect yield to be range-bound for the near future.

As of October 31, 1996 the net asset value (NAV) of the fund was $10.29, and the thirty day yield was 6.07%. The slight underperformance of the Fund versus the Lehman Brothers Government/Corporate Index was due to a duration posture that was slightly longer than the benchmark. Going forward, we will remain duration neutral and continue to overweight corporate bonds which should continue to outperform their government peers on a duration adjusted basis. The Fund will continue to rotate among different sectors of the market as relative value opportunities present themselves.

   COMPARISON OF CHANGE IN THE VALUE OF A $20,000 INVESTMENT IN THE HGK FIXED
            INCOME FUND, VERSUS THE LEHMAN GOVERNMENT/CORPORATE INDEX


Following are the plot points as depicted in the chart:

               HGK Fixed Income Fund    Lehman Government/Corporate Index
11/30/94              $20,000                      $20,000
10/31/95              $22,999                      $23,273
10/31/96              $23,986                      $24,528

------------------------
     Total Return1
------------------------
            Annualized
  One Year  Inception
   Return    to Date
------------------------
    4.29%     9.99%
------------------------

Line Graph
1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
HGK Fixed Income Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HGK Fixed Income Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HGK Fixed Income Fund of The Advisors' Inner Circle Fund as of October 31, 1996, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 6, 1996

SCHEDULE OF INVESTMENTS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996



                                                 Face    Market
                                                Amount    Value
HGK FIXED INCOME FUND                           (000)     (000)
---------------------------------------------------------------
% of Total Fund Investments

[GRAPHIC]

Following are the plot points as depicted in the pie chart:

Yankee Bond 1%
Financial 25%
Asset Backed 2%
U.S. Gov't. Mortgage-Backed Securities 5%
U.S. Gov't. Agency
Obligations 22%
Repurchase Agreements 5%
Industrial 6%
U.S. Treasury Obligations 15%
Utility 19%

CORPORATE OBLIGATIONS (50.2%)
      American General Finance
               7.450%,  07/01/02              $300      $  311
      Argentaria Cap Funding MTN
               6.375%,  02/14/06               500         466
      Auburn Hills Trust
              12.000%,  05/01/20               300         452
      Banca Commerciale Italiana
               8.250%,  07/15/07               275         294
      Citicorp
               7.250%,  10/15/11               150         152
      Continental Cablevision
               8.875%,  09/15/05               425         467
      Countrywide Funding MTN
               6.880%,  08/03/98               150         152
      Fairfax Financial
               8.300%,  04/15/26               225         230
      Federal Express Series 1996-A1
               7.850%,  01/30/15               150         155
      Freeport McMoran YB
               9.750%,  04/15/01               175         184
      ITT
               7.375%,  11/15/15               400         383
      Lehman Brothers
               8.500%,  05/01/07               125         135
               7.250%,  10/15/03               350         353
      Limited
               7.800%,  05/15/02               400         413
      News America
               7.700%,  10/30/25               365         350
      Niagara Mohawk Power
               7.750%,  05/15/06               275         253
      Paine Webber
               7.625%,  10/15/09               175         177
      Province of Newfoundland
               9.000%,  10/15/21               300         350
      Tele-Communications
               9.800%,  02/01/12               275         284
      Time Warner
               9.125%,  01/15/13                75          81
               6.850%,  01/15/26               425         422

                                                 Face    Market
                                                Amount    Value
                                                (000)     (000)
---------------------------------------------------------------
      Union Pacific Resources
               7.500%, 11/01/96               $225   $     224
                                                     ---------
TOTAL CORPORATE OBLIGATIONS
  (Cost $6,207)                                          6,288
                                                     ---------
ASSET-BACKED SECURITIES (2.4%)
      Fleetwood Credit 1996-B
               6.900%,  03/15/12               294         300
                                                     ---------
TOTAL ASSET-BACKED SECURITIES
  (Cost $294)                                              300
                                                     ---------
U.S. GOVERNMENT AGENCY
      OBLIGATIONS (21.7%)
      FNMA
             6.020%,  09/19/97                 375         375
             6.250%,  08/12/03                 775         756
             5.875%,  02/02/06                 450         428
      FNMA MTN
             5.000%,  02/25/98                 675         668
             5.230%,  02/18/99                 350         344
             7.650%,  05/04/05                 150         151
                                                     ---------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $2,734)                                          2,722
                                                     ---------
U.S. GOVERNMENT MORTGAGE-BACKED
      SECURITIES (4.8%)
      FHLMC
             8.000%,  05/01/25                 243         248
      GNMA
             6.500%,  10/20/25                 369         351
                                                     ---------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
  SECURITIES
  (Cost $590)                                              599
                                                     ---------
  U.S. TREASURY OBLIGATIONS (15.2%)
      U.S. Treasury Notes
            5.500%,  09/30/97                  275         275
            5.500%,  11/15/98                  200         199
            5.000%,  01/31/99                  250         246
            6.250%,  05/31/00                  750         756
            7.500%,  11/15/01                  400         424

TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,909)                                          1,900
                                                     ---------

SCHEDULE OF INVESTMENTS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1996




                                           Face    Market
                                          Amount    Value
HGK FIXED INCOME FUND (concluded)         (000)     (000)
----------------------------------------------------------

REPURCHASE AGREEMENT (5.1%)
  Lehman Brothers, 5.07%,
      dated 10/31/96, matures
      11/01/96, repurchase price
      $634 (collateralized
      by U.S. Treasury Bond,
      par value $637, 7.500%,
      matures 01/31/97: market
      value $653)                          $633   $   633
                                                  -------
TOTAL REPURCHASE AGREEMENT
  (Cost $633)                                         633
                                                  -------
TOTAL INVESTMENTS (99.4%)
  (COST $12,367)                                  $12,442
                                                  =======

FHLMC - FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA - FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA - GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN - MEDIUM TERM NOTE
YB - YANKEE BOND

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES              THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                                        HGK
                                                                   Fixed Income
                                                                       Fund
                                                                       (000)
--------------------------------------------------------------------------------
Assets:
  Investment Securities (Cost $12,367)..............................$12,442
  Cash..............................................................     58
  Investment Securities Sold........................................    453
  Income Accrued....................................................    219
  Other Receivables.................................................     18
  Other Assets......................................................     24
--------------------------------------------------------------------------------
          Total Assets.............................................. 13,214
--------------------------------------------------------------------------------
Liabilities:
  Investment Securities Purchased ..................................    591
  Income Payable....................................................     59
  Accrued Expenses Payable..........................................     20
  Capital Shares Redeemed...........................................      3
  Other Liabilities ................................................     26
--------------------------------------------------------------------------------
          Total Liabilities ........................................    699
--------------------------------------------------------------------------------
Net Assets:
  Portfolio shares (unlimited authorization--no par value) based on
  1,216,645 outstanding shares of beneficial interest ...............12,457
  Accumulated net realized loss on investments.......................   (17)
  Net unrealized appreciation on investments ........................    75
--------------------------------------------------------------------------------
          Net Assets ...............................................$12,515
================================================================================
Net Asset Value, Offering Price and Redemption Price Per Share ..... $10.29
================================================================================




    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND



                                                                        HGK
                                                                   Fixed Income
                                                                       Fund
                                                                    -----------
                                                                     11/01/95
                                                                    to 10/31/96
                                                                       (000)
--------------------------------------------------------------------------------
Investment Income:
  Interest .......................................................... $ 804
--------------------------------------------------------------------------------
          Total Investment Income....................................   804
--------------------------------------------------------------------------------
Expenses:
  Investment Advisory Fees ..........................................    58
  Investment Advisory Fee Waiver ....................................   (58)
  Contributions by Advisor ..........................................    (2)
  Administrative Fees ...............................................    75
  Custodian Fees ....................................................     4
  Professional Fees .................................................    11
  Transfer Agent Fees ...............................................    19
  Printing Fees .....................................................     5
  Trustee Fees ......................................................     4
--------------------------------------------------------------------------------
  Total Expenses ....................................................   116
--------------------------------------------------------------------------------
          Net Investment Income .....................................   688
--------------------------------------------------------------------------------
  Net Realized Loss from Securities Sold ............................   (17)
  Net Unrealized Depreciation of Investment Securities ..............  (176)
--------------------------------------------------------------------------------
          Net Realized and Unrealized Loss on Investments ...........  (193)
--------------------------------------------------------------------------------
      Net Increase in Net Assets Resulting From Operations .......... $ 495
================================================================================



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

                                                                                HGK
                                                                            Fixed Income
                                                                                Fund
                                                                     --------------------------
                                                                         11/01/95    11/03/94(1)
                                                                       to 10/31/96  to 10/31/95
                                                                          (000)        (000)
-----------------------------------------------------------------------------------------------
Investment Activities:
      Net Investment Income .............................................   $    688   $    505
      Net Realized Gain (Loss) on Securities Sold .......................        (17)       417
      Net Unrealized Appreciation (Depreciation) of Investment Securities       (176)       251
-----------------------------------------------------------------------------------------------
          Net Increase in Net Assets Resulting From Operations ..........        495      1,173
-----------------------------------------------------------------------------------------------
Distributions to Shareholders:
      Net Investment Income .............................................       (688)      (505)
      Realized Capital Gains ............................................       (417)       --
-----------------------------------------------------------------------------------------------
          Total Distributions ...........................................     (1,105)      (505)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
      Shares Issued .....................................................      4,139     10,408
      Shares Issued in Lieu of Cash Distributions .......................      1,095        504
      Shares Redeemed ...................................................     (2,529)    (1,160)
-----------------------------------------------------------------------------------------------
          Increase in Net Assets Derived from Capital Share Transactions       2,705      9,752
-----------------------------------------------------------------------------------------------
              Total Increase in Net Assets ..............................      2,095     10,420
-----------------------------------------------------------------------------------------------
Net Assets:
      Beginning of Period ...............................................     10,420        --
-----------------------------------------------------------------------------------------------
      End of Period .....................................................   $ 12,515   $ 10,420
-----------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
      Issued ............................................................        402      1,022
      Issued in Lieu of Cash Distributions ..............................        106         48
      Redeemed ..........................................................       (249)      (112)
-----------------------------------------------------------------------------------------------
      Net Increase in Share Transactions ................................        259        958
===============================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout each Period


            Net                Realized and                                   Net                  Net
           Asset                Unrealized   Distributions  Distributions    Asset               Assets        Ratio
           Value       Net       Gains or      from Net          From        Value                 End      of Expenses
         Beginning  Investment  (Losses) on   Investment       Capital        End      Total    of Period   to Average
         of Period    Income    Securities      Income          Gains      of Period   Return      (000)     Net Assets
         ---------  ---------- ------------  -------------  -------------  ---------   ------   ---------   -----------
----------------
HGK Fixed Income
----------------
1996      $10.88      0.61        (0.17)         (0.61)         (0.42)      $10.29      4.29%    $12,515        1.00%
1995(1)   $10.00      0.67         0.88          (0.67)           --        $10.88     16.07%*   $10,420        1.00%*

                                          Ratio
                          Ratio           of Net
                       of Expenses        Income
             Ratio      to Average      to Average
             of Net     Net Assets      Net Assets
             Income     (Excluding      (Excluding     Portfolio
           to Average   Waivers and     Waivers and     Turnover
           Net Assets  Reimbursements) Reimbursements)    Rate
           ----------  --------------- --------------- ---------
----------------
HGK Fixed Income
----------------
1996          5.92%         1.51%           5.41%        264.02%
1995(1)       6.38%*        2.37%*          5.01%*       300.48%

Amounts designated as "--" are either $0 or have been rounded to $0.
 * Annualized
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

1.  ORGANIZATION:
THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eight portfolios. The financial statements herein are those of the HGK Fixed Income Fund (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

          SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASdaq national market system) are stated at the last quoted sales price if readily available for such equity securities traded in the over-the counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

          FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

          SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

          NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

          EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

          DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

          Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

          USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
The Fund incurred organization costs of approximately $23,000. These costs have been capitalized and are being amortized on a straight line basis over a period of sixty months commencing with operations. Organization costs include legal fees of approximately $11,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Financial Services Corporation (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, as amended and restated on May 17, 1994, under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to .50% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses to not more than 1.00% of the average daily net assets of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

6. INVESTMENT TRANSACTIONS: The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended
October 31, 1996 are as follows:
                                                 HGK FIXED INCOME
                                                    FUND (000)
                                                 ----------------
Purchases
          Government . . . . . . . . . . .          $ 8,649
          Other . . . . . . . . . . . . .            20,878
Sales
          Government . . . . . . . . . . .          $ 8,566
          Other . . . . . . . . . . . . .            18,295

At October 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1996, are as follows:

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1996

                                                HGK FIXED INCOME
                                                   FUND (000)
                                                ----------------
Aggregate gross unrealized
  appreciation . . . . . . . . . . . . . . . . .      145
Aggregate gross unrealized
  depreciation . . . . . . . . . . . . . . . . .      (70)
                                                ----------------
Net unrealized appreciation . .                        75
                                                ================

7.  CAPITAL LOSS CARRYFORWARDS:
The capital loss carryforward at October 31, 1996 for federal income tax purposes are as follows:

          $16,807 expiring in 2004

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

For the shareholders that do not have an October 31, 1996 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1996 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1996, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                               (A)              (B)
                            LONG TERM         ORDINARY           (C)
                           CAPITAL GAIN        INCOME           TOTAL
                          DISTRIBUTIONS    DISTRIBUTIONS     DISTRIBUTIONS
      PORTFOLIO            (TAX BASIS)      (TAX BASIS)       (TAX BASIS)
      --------            -------------    -------------     -------------
HGK Fixed Income Fund . . .      0%              100%             100%

                                  (D)             (E)             (F)
                              QUALIFYING      TAX EXEMPT       FOREIGN
      PORTFOLIO             DIVIDENDS (1)      INTEREST       TAX CREDIT
      --------              -------------     ----------      ----------
HGK Fixed Income Fund . . .      0%                0%              0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A)and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

HGK-F-004-03

================================================================================

                                 FMC SELECT FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 1996

ADVISED BY:
FIRST MANHATTAN CO.
================================================================================

                                                                    FMC-F-003-03

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 23.99% for the year ended October 31, 1996. This compares favorably with the 20.42% total return of the Fund's benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate/Government Index of one to ten year maturities. From inception on May 8, 1995 through October 31, 1996 the Fund had a total return of 37.13% versus 33.4% for the benchmark. As of October 31, 1996, 83.89% of the Fund's assets were invested in equities, toward the upper end of the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash.

---------------------------------------------------------------------
                                  TOTAL RETURN1
---------------------------------------------------------------------
                             Annualized                  Cumulative
   One Year                 (Inception2                 (Inception2
    Return                    to Date)                    to Date)
---------------------------------------------------------------------
    23.99%                    23.74%                       37.13%
---------------------------------------------------------------------
Comparison of Change in the Value of a $10,000 Investment in the FMC Select Fund, versus the S&P 500 Composite Index, the Merrill Lynch 1-10 Year Corporate/Government Index and the S&P 80% Merrill 20% Blend of the above S&P and Merrill Indices

                                      CHART
                                [GRAPHIC OMITTED]

Following are the plot points as depicted in the chart:

Initial Investment Date                   5/31/95   10/31/95   10/31/96
  FMC Select Fund                         $10,000    $10,844    $13,445
  S&P 500 Composite Index                 $10,000    $11,006    $13,657
  Merrill 1-10 Year Gov't./Corp. Index    $10,000    $10,353    $10,948
  80/20 Blend of the above S&P
     and Merrill Indices                  $10,000    $10,874    $13,095
  Dow Jones Industrial Average            $10,000    $10,764    $13,947

       1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
       2The FMC Select Fund commenced operations on May 8, 1995.

The equity portion of the portfolio continues to be invested in what we believe are high quality businesses with strong balance sheets and significantly less cyclical exposure than the overall economy. While these qualities may be underappreciated after six consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. The table shows that the Fund is invested in profitable businesses selling at attractive valuations.

--------------------------------------------------------------------------------
                                      FMC SELECT FUND   S&P INDUSTRIALS INDEX
                                      ---------------   ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                22%                    19%
Period Needed to Retire
   Debt from Free Cash Flow [2]           3 Years                 4 Years
Estimated Annual EPS Growth
   for 1996-2000                          13%                     8%

VALUATION
---------
1997 Estimated Price/Earnings             14.3X                   17.0X
--------------------------------------------------------------------------------

[1] The ROE is based on net income for the trailing four quarters ended 9/30/96 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P should expand in a recession.

[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprise's underlying economics, i.e. the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating the fundamentals of a business.


                              PORTFOLIO COMPOSITION
                                [GRAPHIC OMITTED]

Following are the plot points for Portfolio Composition Pie Chart:

Other Equity                             Media
11%                                      10%

Packaging                                Financial
4%                                       Services
                                         10%

Specialty                                Banking
Chemicals                                9%
4%

Multiple                                 Healthcare
Industries                               9%
4%

Hotels,                                  Retail
Lodging                                  8%
& Gaming
5%

Corporate                                Food, Beverage &
Obligations                              Tobacco
6%                                       7%

Consumer Products
6%

U.S. Treasury Obligations
7%

% of Total Fund Investments

We would like to discuss three equity positions purchased during 1996 which have made significant contributions to the Fund's strong performance: Kimberly-Clark, Schering-Plough and Household International. In keeping with our investment philosophy, all three have high ROEs, strong free cash flows, solid balance sheets and disciplined managements.

Kimberly-Clark (KMB) has the strongest US franchise in absorbency-based personal care products with the leading brands in diapers (Huggies, 36% US share), training pants (Pull-Ups, 70%+ US share), feminine pads (Kotex, 40% US share), and adult incontinence diapers (Depends, 53% US share). KMB is the global leader in tissue products with strong brands in facial tissue (Kleenex, #1 globally, 49% US share, brand is so strong that it has become the generic term for facial tissue in several languages) and bathroom tissue (Kotex/Cottonelle for premium/value, Scott for price/value). KMB's acquisition of Scott in December 1995 should be accretive to earnings from 1996 on; management has rationalized the combined organizations quickly and forecasts at least $500 million in incremental operating income by 1998. We purchased KMB at $70 or 12.5X our 1997 EPS estimate of $5.60.

Schering-Plough (SGP) is the leader in respiratory drugs in the US and many other nations, a category which has been and will likely remain among the fastest growing categories, as it benefits from the rapid increase in both the quantity and variety of allergens responsible for allergies and asthma. This growth is likely to be strongest in the newly industrialized nations of Asia and Latin America where SGP has invested heavily to build a solid presence, and where the rapidly growing middle class now has the purchasing power to switch from traditional solutions to drug therapy to address sharp increases in respiratory ailments.

SGP's flagship antihistamine, Claritin, has both the leading and a growing share, despite several new entrants, because it is the only drug which is non-sedating, does not have a poor cardiovascular side effect profile, and is available in once-a-day dosage. SGP is expanding the Claritin franchise via line extensions, such as Claritin D24, which adds a decongestant in the same once-a-day format, and geographic expansion, such as Claritin's likely 1997 entry into the $1.5 billion Japanese antihistamine market.

SGP, while selling at 3-7 P/E multiples below the other major drug companies, offers the prospect of a higher valuation based on its leading position in the rapidly growing respiratory category and other fundamental strengths. SGP has grown its EPS at 18.5% per year for both the past five years, exceeding all major US drug firms, and for the past ten years, bested only by Merck. Among the major drug firms, only Johnson & Johnson and Pfizer (both Fund holdings) have a smaller proportion of their drug sales subject to US patent expirations between now and 2002. Also, SGP continually leads in "disease management" surveys of managed care organizations. In addition, SGP has been the industry's largest and most consistent share repurchaser, and is run by a management team with a substantial portion of its wealth tied to the business. We purchased SGP for $57 or 15.4X our 1997 estimated EPS of $3.70.

Household International (HI) has been transformed over the past five years from an unfocused conglomerate selling everything from toilets to first mortgages, into a financial services firm narrowed down to its two most profitable businesses -- consumer finance and credit cards. In both businesses HI has been able to invest incremental capital at after-tax returns exceeding 20% and ranks at or near the top of both industries in terms of efficiency and credit experience. HI's credit card business has maintained high credit quality by avoiding low interest rate promotions and by relying on co-branding. HI's largest credit card, the co-branded GM Card, has had favorable repayment experience because consumers have been reluctant to forfeit the bonuses (funded by GM and equal to 5% of card charges) which they have accumulated towards the purchase of a GM vehicle. We purchased HI at $70 or 10.9X our 1997 estimated EPS of $6.45.

Thank you for your continued confidence. Please feel free to call us with any questions or comments on the Fund.


Sincerely yours,

/s/  BERNARD GROVEMAN         /s/  WILLIAM MCELROY         /s/  A. BYRON NIMOCKS

Bernard Groveman              William McElroy              A. Byron Nimocks
Equity Manager                Fixed Income Manager         Equity Manager

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Select Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of FMC Select Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of The Advisors' Inner Circle Fund as of October 31, 1996, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, PA
December 6, 1996

STATEMENT OF NET ASSETS

October 31, 1996

                                                                         Market
                                                                         Value
FMC SELECT FUND                                             Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCK (83.9%)
AUTO & TRUCK RELATED (1.0%)
   Mark IV Industries ..............................        22,470       $   486
                                                                         -------
BANKS (9.2%)
   Charter One Financial ...........................         7,665           333
   Compass Bancshares ..............................        15,400           556
   Dime Bancorp * ..................................        52,100           775
   North Fork Bancorp ..............................        31,500           996
   TF Financial ....................................        32,000           496
   Wells Fargo .....................................         4,700         1,255
                                                                         -------
      Total Banks ..................................                       4,411
                                                                         -------
CONSUMER PRODUCTS (5.7%)
   Ekco Group ......................................       168,600           569
   Gillette ........................................        11,400           852
   Kimberly-Clark ..................................        14,300         1,333
                                                                         -------
      Total Consumer Products ......................                       2,754
                                                                         -------

FINANCIAL SERVICES (9.9%)
   Federal Home Loan Mortgage Corporation ..........        18,000         1,818
   Fidelity National Financial .....................        39,600           629
   Household International .........................        15,415         1,364
   Northern Trust ..................................        13,400           928
                                                                         -------
      Total Financial Services .....................                       4,739
                                                                         -------
FOOD, BEVERAGE & TOBACCO (6.9%)
   Philip Morris ...................................        10,540           976
   Schweitzer-Mauduit International* ...............        50,000         1,538
   UST .............................................        27,000           780
                                                                         -------
      Total Food, Beverage & Tobacco ...............                       3,294
                                                                         -------
HEALTHCARE (8.6%)
   Fresenius National Medical Care ADR* ..............       8,401           250
   Fresenius National Medical Care PFD ...............      20,400             3
   Johnson & Johnson .................................       7,400           364
   Pfizer ............................................       9,200           761
   Schering Plough ...................................      20,300         1,299
   Sierra Health Services* ...........................      50,200         1,437
                                                                          ------
      Total Healthcare ...............................                     4,114
                                                                          ------
HOTELS, LODGING & GAMING (4.8%)
   Harrah's Entertainment* ...........................      67,700         1,134
   Red Roof Inns* ....................................      86,200         1,153
                                                                          ------
      Total Hotels, Lodging & Gaming .................                     2,287
                                                                          ------

STATEMENT OF NET ASSETS

October 31, 1996


                                                                         Market
                                                                         Value
FMC SELECT FUND (CONTINUED)                                 Shares       (000)
--------------------------------------------------------------------------------
MEDIA (10.3%)
   E.W. Scripps ......................................       13,000      $   616
   Gannett ...........................................       20,400        1,548
   Harte-Hanks Communications ........................       71,650        1,854
   Omnicom Group .....................................       18,400          915
                                                                         -------
      TotalMedia .....................................                     4,933
                                                                         -------
MISCELLANEOUS BUSINESS SERVICES (4.0%)
   Manpower ..........................................       29,200          829
   Olsten ............................................       54,900        1,098
                                                                         -------
      Total Miscellaneous Business Services ..........                     1,927
                                                                         -------
MULTIPLE INDUSTRIES (4.2%)
   Blount International ..............................       22,000          792
   General Electric ..................................       12,200        1,180
                                                                         -------
      Total Multiple Industries ......................                     1,972
                                                                         -------
PACKAGING (4.2%)
   Sealed Air * ......................................       23,600          917
   W.R. Grace ........................................       20,400        1,081
                                                                         -------
      Total Packaging ................................                     1,998
                                                                         -------
RAILROADS (2.6%)
   Burlington Northern Santa Fe ......................        8,600          708
   Union Pacific .....................................        9,801          550
                                                                         -------
      Total Railroads ................................                     1,258
                                                                         -------
RETAIL (8.3%)
   Dollar General ....................................       51,675        1,434
   Footstar ..........................................        3,886           86
   Intertan* .........................................      165,000          949
   Melville ..........................................       13,500          503
   Tandy .............................................       27,100        1,020
                                                                         -------
      Total Retail ...................................                     3,992
                                                                         -------
SPECIALTY CHEMICALS (4.2%)
   Great Lakes Chemical ..........................           10,700          558
   Loctite .......................................           14,700          862
   McWhorter Technologies* .......................           24,300          468
   Sherwin-Williams ..............................            2,800          140
                                                                          ------
      Total Specialty Chemicals ..................                         2,028
                                                                          ------
TOTAL COMMON STOCK
   (Cost $32,677) ................................                        40,193
                                                                          ------

STATEMENT OF NET ASSETS

October 31, 1996

                                                                  Face    Market
                                                                 Amount   Value
FMC SELECT FUND (CONTINUED)                                      (000)    (000)
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (5.6%)
   Aon
        7.400%, 10/01/02 .....................................      150    $ 155
   BellSouth Trust MTN
        9.190%, 07/01/03 .....................................      201      220
   Commercial Credit
        7.750%, 03/01/05 .....................................      150      158
   Eastman Kodak
        9.750%, 10/01/04 .....................................      300      357
   Geico
        7.500%, 04/15/05 .....................................      200      210
   General Motors
        8.950%, 07/02/09 .....................................      200      223
   Marriott International
        7.875%, 04/15/05 .....................................      200      208
   Philip Morris
        7.250%, 01/15/03 .....................................      200      203
   Taubman Realty Group
        7.000%, 10/01/03 .....................................      300      295
   Union Pacific
        7.600%, 05/01/05 .....................................      250      262
   United Postal Savings Association
        9.000%, 07/26/99 .....................................      150      160
   W. R. Grace
        8.000%, 08/15/04 .....................................      200      208
                                                                           -----
TOTAL CORPORATE OBLIGATIONS
   (Cost $2,654) .............................................             2,659
                                                                           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.7%)
   Aid-Israel Ser 1-A
        7.750%, 04/01/98 .....................................      124      128
   Federal Home Loan Mortgage Corporation
        6.830%, 06/15/05 .....................................      250      247
   Federal National Mortgage Association Principal STRIPS
        0.000%, 11/01/01 .....................................      250      250
   Federal National Mortgage Association
        8.500%, 01/13/00 .....................................      250      251
   Financial Assistance
        9.375%, 07/21/03 .....................................      200      231
   Guaranteed Trade Trust Gtd Trade Ctfs Ser A
        7.020%, 09/01/04 .....................................      200      205
                                                                           -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,317) .............................................             1,312
                                                                           -----

STATEMENT OF NET ASSETS

October 31, 1996


                                                                Face      Market
                                                               Amount      Value
FMC SELECT FUND (CONCLUDED)                                    (000)       (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (7.3%)
   U.S. Treasury Bills
        5.360%, 12/19/96 ...............................        $  9       $   9
        5.000%, 01/30/97 ...............................          78          77
        5.170%, 02/06/97 ...............................         209         206
        5.020%, 02/13/97 ...............................         187         184
        5.030%, 02/20/97 ...............................         342         337
        5.030%, 02/27/97 ...............................         396         390
        5.030%, 03/06/97 ...............................         465         457
        5.080%, 03/06/97 ...............................          11          11
   U.S. Treasury Notes
        5.875%, 10/31/98 ...............................         250         250
        9.125%, 05/15/99 ...............................         255         274
        8.750%, 08/15/00 ...............................         250         273
        8.000%, 05/15/01 ...............................         250         269
        7.500%, 11/15/01 ...............................         250         265
        6.375%, 08/15/02 ...............................         250         253
        6.250%, 02/15/03 ...............................         250         251
                                                                         -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,482) .......................................                   3,506
                                                                         -------
TOTAL INVESTMENTS (99.5%)
   Total Investments (Cost $40,130) ....................                  47,670
                                                                         -------
OTHER ASSETS AND LIABILITIES, NET (0.5%) ...............                     239
                                                                         -------
NET ASSETS:
   Portfolio Shares (unlimited authorization --
     no par value) based on 3,570,309 outstanding
     shares of beneficial interest .....................                  38,817
   Undistributed net investment income .................                      21
   Accumulated net realized gain on investments ........                   1,531
   Net unrealized appreciation on investments ..........                   7,540
                                                                         -------
TOTAL NET ASSETS (100.0%) ..............................                  47,909
                                                                         =======
   Net Asset Value, Offering and Redemption
     Price Per Share ...................................                 $ 13.42
                                                                         =======

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
MTN -- MEDIUM TERM NOTE
PFD -- PREFERRED
SER -- SERIES
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL SECURITIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                      11/01/95
                                                                     TO 10/31/96
FMC SELECT FUND                                                         (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income...............................................      $  485
   Interest Income ..............................................         360
--------------------------------------------------------------------------------
     Total Investment Income.....................................         845
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .....................................         307
   Investment Advisory Fee Waiver ...............................         (39)
   Administrative Fees ..........................................          81
   Custodian Fees ...............................................           7
   Professional Fees ............................................          14
   Transfer Agent Fees ..........................................          15
   Cash Management Fees .........................................           6
   Printing Fees ................................................          10
   Directors' Fees ..............................................           5
   Registration and Filing Fees .................................           9
   Insurance and Other Fees .....................................           1
   Amortization of Deferred Organizational Costs ................           6
--------------------------------------------------------------------------------
     Total Expenses .............................................         422
--------------------------------------------------------------------------------
       Net Investment Income ....................................         423
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold .......................       1,531
   Net Unrealized Appreciation of Investment Securities .........       5,592
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ............       7,123
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations..........      $7,546
================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS



                                                                                     11/1/95        5/8/95(1)
                                                                                   TO 10/31/96     TO 10/31/95
FMC SELECT FUND                                                                       (000)           (000)
---------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income.....................................................        $   423         $   222
   Net Realized Gain on Securities Sold .....................................          1,531              77
   Net Change in Unrealized Appreciation of Investment Securities ...........          5,592           1,948
---------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations....................          7,546           2,247
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ....................................................           (425)           (199)
   Realized Capital Gains....................................................            (77)             --
---------------------------------------------------------------------------------------------------------------
     Total Distributions ....................................................           (502)           (199)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ............................................................         14,642          25,763
   Shares Issued in Lieu of Cash Distributions ..............................            418              --
   Shares Redeemed ..........................................................         (1,397)           (609)
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions............         13,663          25,154
---------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ...........................................         20,707          27,202
---------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ......................................................         27,202              --
---------------------------------------------------------------------------------------------------------------
   End of Period ............................................................        $47,909         $27,202
===============================================================================================================
Shares Issued and Redeemed:
   Shares Issued ............................................................          1,168           2,536
   Shares Issued in Lieu of Cash Distributions ..............................             32              --
   Shares Redeemed ..........................................................           (109)            (57)
---------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions .....................................          1,091           2,479
===============================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The FMC Select Fund commenced operations on May 8, 1995

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period




            Net                                                                  Net                    Net
           Asset               Realized and   Distributions   Distributions     Asset                  Assets       Ratio
           Value       Net      Unrealized      from Net          from          Value                   End      of Expenses
         Beginning  Investment    Gains on     Investment        Capital         End        Total    of Period   to Average
         of Period   Income     Securities       Income           Gains       of Period   Return (1)    (000)    Net Assets
         ---------- ---------- -------------  -------------   --------------  ---------   ---------- ---------   ----------
---------------
FMC SELECT FUND
---------------
1996      $10.97      0.14         2.48          (0.14)          (0.03)        $13.42      23.99%      $47,909      1.10%
1995(3)   $10.00      0.10         0.96          (0.09)             --         $10.97      10.60%      $27,202      1.10%*


                                           Ratio
                                           of Net
            Ratio         Ratio          Investment
           of Net     of Expenses         Income
          Investment   to Average        to Average
            Income      Net Assets       Net Assets      Portfolio    Average
          to Average    (Excluding       (Excluding       Turnover   Commission
          Net Assets  Reimbursements)  Reimbursements)      Rate      Rate (2)
          ----------  --------------   --------------    ---------   ----------
---------------
FMC SELECT FUND
---------------
1996        1.10%         1.20%             1.00%          24.39%     $0.0600
1995(3)     1.96%*        1.57%*            1.49%*          1.87%          --

 *  Annualized
(1) Total return is for the period indicated and has not been annualized.
(2) Average commission rate paid per share for the security purchases and sales made during the period.
(3) The FMC Select Fund commenced operations on May 8, 1995.


     The accompanying notes are an integral part of thefinancial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 1996


1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eight portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

October 31, 1996

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $35,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $14,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Financial Services Corporation (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .20% of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets of the Fund. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1996 are as follows:

                                            (000)
                                          ---------
Purchases
  Government ..........................   $  2,397
  Other ...............................     20,092
Sales
  Government ..........................   $    349
  Other ...............................      8,586

At October 31, 1996, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1996, is as follows:

                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $ 8,761
Aggregate gross unrealized
  depreciation ........................     (1,221)
                                           -------
Net unrealized appreciation ...........    $ 7,540
                                           =======

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)


For the shareholders that do not have an October 31, 1996 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1996 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1996, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                               (A)                 (B)
                            LONG TERM           ORDINARY             (C)
                          CAPITAL GAIN           INCOME             TOTAL
                          DISTRIBUTIONS       DISTRIBUTIONS     DISTRIBUTIONS
     PORTFOLIO             (TAX BASIS)         (TAX BASIS)       (TAX BASIS)
     ---------             ------------        ------------      ------------
FMC Select Fund..........       0%                 100%               100%

                               (D)                 (E)               (F)
                           QUALIFYING          TAX EXEMPT          FOREIGN
     PORTFOLIO            DIVIDENDS(1)          INTEREST         TAX CREDIT
     ---------            ------------        ------------      ------------
FMC Select Fund..........      32%                 0%                 0%

-----------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. * Items (A)and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

================================================================================
                                      FUND:
                                 FMC SELECT FUND
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                     TRUST:
                         THE ADVISORS' INNER CIRCLE FUND
                            680 East Swedesford Road
                                 Wayne, PA 19087

                                  DISTRIBUTOR:
                       SEI FINANCIAL SERVICES CORPORATION
                            530 East Swedesford Road
                                 Wayne, PA 19087

                                 ADMINISTRATOR:
                               SEI FUND RESOURCES
                            530 East Swedesford Road
                                 Wayne, PA 19087

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.


FMC-F-003-03
================================================================================